Exhibit 10.1

FIFTH AMENDMENT TO LOAN DOCUMENTS

BUILD-A-BEAR WORKSHOP, INC. (“BABWI”), successor by merger to BUILD-A-BEAR WORKSHOP, LLC, BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC. (“BABWF”), BUILD-A-BEAR ENTERTAINMENT, LLC (“BABE”), and BUILD-A-BEAR RETAIL MANAGEMENT, INC. (“BABRM”), and BUILD-A-BEAR WORKSHOP UK HOLDINGS LTD. (“BABWUK”), jointly and severally (individually and collectively, the "Borrower"), BUILD-A-BEAR WORKSHOP CANADA, LTD. (“BABWC”) and U.S. BANK NATIONAL ASSOCIATION, formerly known as FIRSTAR BANK, NATIONAL ASSOCIATION ("Lender"), hereby agree as follows effective as of June 30, 2006 (the "Effective Date"):

1.	Recitals.
1.1

Lender and Build-A-Bear Workshop, LLC entered into a Loan Agreement and related loan and security documents dated as of March 1, 2000 pursuant to which the Lender extended a revolving credit facility to the Borrower (the “Loan”);

1.2

Lender, Build-A-Bear Workshop, LLC and Build-A-Bear Workshop, Inc. entered into an assumption and amendment agreement dated as of April 3, 2000, whereby Build-A-Bear Workshop, Inc. assumed all of the obligations of its predecessor in interest, Build-A-Bear Workshop, LLC;

1.3	Lender and Borrower amended the terms of the Loan by the First Amended and Restated Loan Agreement and related loan and security documents dated as of June 1, 2001 (the “First Loan Agreement”);
1.4

Lender and Borrower amended and restated the First Loan Agreement by the Second Amended and Restated Loan Agreement dated as of February 13, 2002 (the “Second Loan Agreement”) and Borrower delivered to Lender in connection therewith the First Amended and Restated Revolving Credit Note and the First Amended and Restated Security Agreement;

1.5

Lender and Borrower amended the Second Loan Agreement and related Loan Documents pursuant to the First Amendment to Loan Documents effective as of May 30, 2003 to add additional borrowers to the Loan Documents, to revise certain financial covenants in the Loan Documents, and to add BABWC as a guarantor of the obligations under the Loan Documents.

1.6	Lender and Borrower amended the Loan Documents pursuant to the Second Amendment to Loan Documents effective as of December 31, 2003 to add an additional borrower.
1.7	Lender and Borrower amended the Loan Documents pursuant to the Third Amendment to Loan Documents effective as of May 31, 2004.
1.8	Lender and Borrower amended the Loan Documents pursuant to the Fourth Amendment to Loan Documents to change the name of BABWC.

1.9

Lender and Borrower amended and restated the Second Loan Agreement by the Third Amended and Restated Loan Agreement dated as of May 31, 2005 (the “Loan Agreement”) and Borrower delivered to Lender in connection therewith the Second Amended and Restated Revolving Credit Note (the “Prior Note”) (the Prior Note and Loan Agreement, the Guarantee of BABWC, and all other loan and security documents executed in connection with the Loan from time to time are referred to herein as the “Loan Documents”).

1.10

Lender and Borrower intend to amend the Loan Agreement by this Fifth Amendment to Loan Documents and to simultaneously amend and restate the Prior Note by a Third Amended and Restated Revolving Credit Note dated as of the date hereof.

1.11	Capitalized terms used herein and not otherwise defined will have the meanings given such terms in the Loan Agreement.
2.	Amendments.
2.1	Shirts Illustrated, LLC has been merged into BABRM and is no longer a Debtor or Borrower under the Loan Documents.
2.2

BABWUK, with the consent of Lender, hereby assumes the duties and obligations of a Borrower under the Loan Documents and BABWUK hereby becomes a party to each of the Loan Documents to which any Borrower is a party. For all purposes of the Loan Documents, BABWUK shall be a “Borrower” or “Debtor”, as applicable. BABWUK agrees to pay the Note in accordance with its terms and to keep and perform all of the covenants, obligations and conditions of the Loan Documents. Notwithstanding the foregoing, each of the representations and warranties, and affirmative covenants in Sections 4 and 5 of the Loan Agreement, respectively, shall apply to BABWUK only to the extent each is not specific to the laws of the United States. In addition, BABWUK shall not be required to comply with Section 5.12 of the Loan Agreement.

2.3	Section 2.1.1 of the Loan Agreement is hereby deleted and replaced with the following:

2.1.1      Total Facility. Lender will make available to Borrower a line of credit of up to $15,000,000 during the period from January 1 through June 30 of each calendar year and $30,000,000 during the period from July 1 through December 31 of each calendar year (each, at the applicable point in time, the "Total Facility"), subject to the terms and conditions and made upon the representations and warranties of Borrower set forth in this Agreement. Amounts outstanding under the line of credit from time to time will be referred to as the "Revolving Credit Loan". The Revolving Credit Loan will be represented by the Third Amended and Restated Revolving Credit Note of Borrower dated as of effective date of the Fifth Amendment to Loan Documents and all amendments, extensions and renewals thereto and restatements and replacements thereof (the "Revolving Credit Note"). The Revolving Credit Loan will bear interest and will be payable in the manner set forth in the Revolving Credit Note, the terms of which are incorporated herein by reference.

2.4	Section 6.2 of the Loan Agreement is hereby deleted and replaced with the following:

6.2          Liens. (a) Incur, create, assume, become or be liable in any way, or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned, other than Permitted Liens; or (b) agree with any other Person not to incur, create, assume, become or be liable in any way, or suffer to exist any mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets, now or hereafter owned, other than Permitted Liens.

2.5	Section 6.5 of the Loan Agreement is hereby deleted and replaced with the following:

6.5          Funded Debt Ratio. Permit the ratio of: (i) Funded Debt of Borrower and Guarantor to (ii) EBTIDA of Borrower and Guarantor calculated on a rolling historical 12-month basis, all on a consolidated basis to be greater than 1.50 to 1.00 at any time.

3.	General.
3.1

Except as expressly modified herein, the Loan Documents, as amended, are and remain in full force and effect. Nothing contained herein will be construed as waiving any Default or Event of Default under the Loan Documents or will affect or impair any right, power or remedy of Lender under or with respect to the Loan Documents, as amended, or any agreement or instrument guaranteeing, securing or otherwise relating to any of the Advances.

3.2

Borrower represents and warrants to Lender that: (a) this Amendment and the documents to be executed by Borrower in connection with this Amendment have been duly authorized, executed and delivered by Borrower; (b) each has full power and authority to enter into this Amendment; and (c) this Amendment and the documents executed by Borrower in connection with this Amendment constitute the legal, valid and binding obligations of Borrower enforceable in accordance with their respective terms except as such enforceability may be limited by applicable bankruptcy, reorganization, insolvency, moratorium or similar laws in effect from time to time affecting the rights of creditors generally and except as such enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in law or in equity).

3.3	All representations and warranties made by Borrower herein will survive the execution and delivery of this Amendment.
3.4	This Amendment will be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns.
3.5

Borrower will pay attorneys’ fees and expenses of Lender incurred in connection with this Amendment and related documentation. Such fees, expenses may be charged to Borrower by Lender as a Revolving Advance.

3.6	This Amendment will in all respects be governed and construed in accordance with the laws of the State of Ohio.
3.7	A copy of this Amendment may be attached to the Note as an allonge.
3.8

This Amendment and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

3.9	Borrower agrees to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Amendment.
3.10

This Amendment may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

3.11	No provision of this Amendment is intended or shall be construed to be for the benefit of any third party.

Executed as of the Effective Date.

SIGNATURE PAGE FOLLOWS

SIGNATURE PAGE TO FIFTH AMENDMENT TO LOAN DOCUMENTS

U.S. BANK NATIONAL ASSOCIATION
Lender

By: /s/ Charles L. Thomas
Print Name: Charles L. Thomas
Title: Vice President
BUILD-A-BEAR WORKSHOP, INC., BUILD-A-BEAR WORKSHOP FRANCHISE HOLDINGS, INC., BUILD-A-BEAR RETAIL MANAGEMENT, INC. BUILD-A-BEAR WORKSHOP UK HOLDINGS LTD.
Borrowers

By: /s/ Maxine Clark
Print Name: Maxine Clark
Title: Chief Executive Officer

BUILD-A-BEAR ENTERTAINMENT, LLC,
By: Build-A-Bear Retail Management, Inc., Sole Member Borrower

By: /s/ Maxine Clark
Print Name: Maxine Clark
Title: Chief Executive Officer

BUILD-A-BEAR WORKSHOP CANADA, LTD.
Guarantor

By: /s/ Maxine Clark
Print Name: Maxine Clark
Title: Chief Executive Officer